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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 25, 1998 and March 18, 1998 appearing on pages 16 and 17, respectively, of Synbiotics Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1997.


PRICEWATERHOUSECOOPERS LLP

San Diego, California
February 26, 1999